CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2012, relating to the financial statements and financial highlights which appears in the December 31, 2011 Annual Report to Shareholders of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (one of the Portfolios comprising Legg Mason Global Asset Management Trust, formerly one of the Portfolios comprising Legg Mason Charles Street Trust, Inc.) which is incorporated by reference into the Registration Statement. We also consent to the reference to us under the headings “The Fund’s Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial Highlights” in such Registration Statement.

Baltimore, Maryland

October 11, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2012, relating to the financial statements and financial highlights which appears in the December 31, 2011 Annual Report to Shareholders of Legg Mason BW Global Opportunities Bond Fund (one of the Portfolios comprising Legg Mason Global Asset Management Trust, formerly one of the Portfolios comprising Legg Mason Charles Street Trust, Inc.) which is incorporated by reference into the Registration Statement. We also consent to the reference to us under the headings “The Fund’s Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial Highlights” in such Registration Statement.

Baltimore, Maryland

October 11, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 17, 2011, relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of Legg Mason BW Diversified Large Cap Value Fund (one of the funds comprising Legg Mason Global Asset Management Trust) which is incorporated by reference into the Registration Statement. We also consent to the reference to us under the headings “The Fund’s Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial Highlights” in such Registration Statement.

Baltimore, Maryland

October 11, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 20, 2012, relating to the consolidated financial statements and consolidated financial highlights which appears in the November 30, 2011 Annual Report to Shareholders of Legg Mason Strategic Real Return Fund (one of the funds comprising Legg Mason Global Asset Management Trust) which is incorporated by reference into the Registration Statement. We also consent to the reference to us under the headings “The Fund’s Independent Registered Public Accounting Firm”, “Consolidated Financial Statements” and “Consolidated Financial Highlights” in such Registration Statement.

Baltimore, Maryland

October 11, 2012